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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 25, 1999


                           Healthcare Recoveries, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                     0-22585
                            ------------------------
                            (Commission File Number)


                                   61-1141758
                      ------------------------------------
                      (IRS Employer Identification Number)



                1400 Watterson Tower, Louisville, Kentucky 40218
                ------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (502) 454-1340
                                                          ---------------

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                            Exhibit Index Located on Page:    5
                                                                             ---
                                                    Total Number of Pages:    10
                                                                             ---


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Item 2. Acquisition

         Healthcare Recoveries, Inc., a Delaware corporation ("HRI"), acquired the assets and certain of the liabilities of Subro-Audit, Inc., a Wisconsin corporation, ("SAI"), and O'Donnell Leasing Co., LLP, a Wisconsin limited liability partnership ("ODL") in an asset acquisition (the "Asset Purchase") on January 25, 1999. The Asset Purchase was consummated in accordance with the terms of that certain asset purchase agreement (the "Asset Purchase Agreement"), dated January 3, 1999 among HRI, SAI, ODL, and Kevin M. O'Donnell and Leah Lampone, individual residents of the State of Wisconsin, as amended by the parties on January 25, 1999. HRI paid $24,400,000 in cash at closing and may pay up to an additional $8,500,000 over the next two years pursuant to an earn-out arrangement. The payment at closing was derived from cash on hand. The total consideration paid by HRI in the Asset Purchase was determined through arm's length negotiations among representatives of the parties to the Asset Purchase Agreement. Neither HRI, nor any of its affiliates had, nor to the knowledge of HRI did any director or officer or any associate have, any material relationship with SAI or ODL prior to the Asset Purchase. Through the Asset Purchase, HRI acquired substantially all of the tangible and intangible assets of SAI and ODL, consisting, in part, of the existing recovery engagements with customers, associated computer hardware and software, and real property, including one office building located in Georgia and one office building located in Wisconsin used primarily to conduct SAI's operations. HRI currently intends to continue to utilize the office buildings in the same manner for the foreseeable future.

         SAI has provided recovery services to an installed base of approximately 8 million lives who are covered by insurers, managed care organizations and employer-funded plans throughout the United States of America. The tangible and intangible assets acquired in the Asset Purchase were used prior to the Asset Purchase to provide recovery services and HRI intends to use such assets for substantially the same purpose.

         On January 25, 1999, HRI issued a press release (the "Press Release") announcing the consummation of the Asset Purchase. The Press Release is filed herewith as Exhibit 99.2 and is incorporated herein by reference thereto.



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Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits


         (a) The financial statements required by this Item 7(a) are not currently available. Such financial statements will be filed as soon as practicable and in no event later than 60 days after the date of this Current Report.

         (b) The pro forma financial information required by this Item 7(b) is not currently available. Such financial information will be filed as soon as practicable and in no event later than 60 days after the date of this Current Report.

         (c) Exhibits

Exhibit No.
2.1      Asset Purchase Agreement by and among Healthcare Recoveries, Inc.,
         Subro-Audit, Inc., O'Donnell Leasing Co., LLP, Kevin M. O'Donnell and
         Leah Lampone, dated as of January 3, 1999. The Exhibits and Disclosure
         Letters which are referenced in the table of contents and elsewhere in the Asset Purchase Agreement are hereby incorporated by reference. Such
         Exhibits and Disclosure Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request (incorporated herein by reference to Exhibit 2.1 of HRI's
         Current Report on Form 8-K filed with the Securities and Exchange
         Commission on January 11, 1999).

2.2      Amendment to Asset Purchase Agreement by and among Healthcare
         Recoveries, Inc., Subro-Audit, Inc., O'Donnell Leasing Co., LLP, Kevin
         M. O'Donnell and Leah Lampone, dated as of January 25, 1999. The
         Exhibits which are referenced in the Amendment to the Asset Purchase
         Agreement are hereby incorporated by reference. Such Exhibits have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

99.1     Text of Press Release of Healthcare Recoveries, Inc., dated January 4,
         1999 (incorporated herein by reference to Exhibit 99.1 of HRI's Current
         Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 1999).

99.2     Text of Press Release of Healthcare Recoveries, Inc., dated January 25,
         1999.


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: February 3, 1999



                             HEALTHCARE RECOVERIES, INC.



                             By:  /s/ Douglas R. Sharps
                                ------------------------------------------------
                                  Douglas R. Sharps
                                  Executive Vice President -- Finance and
                                  Administration, and Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit                                                                                   Page No.

2.1      Asset Purchase Agreement by and among Healthcare Recoveries, Inc.,
         Subro-Audit, Inc., O'Donnell Leasing Co., LLP, Kevin M. O'Donnell and
         Leah Lampone, dated as of January 3, 1999. The Exhibits and Disclosure
         Letters which are referenced in the Table of Contents of the Asset
         Purchase Agreement are hereby incorporated by reference. Such Exhibits and Disclosure Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request
         (incorporated herein by reference to Exhibit 2.1 of HRI's Current
         Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 1999).

2.2      Amendment to the Asset Purchase Agreement by and among Healthcare
         Recoveries, Inc., Subro-Audit, Inc., O'Donnell Leasing Co., LLP, Kevin
         M. O'Donnell and Leah Lampone, dated as of January 25, 1999. The
         Exhibits which are referenced in the Amendment to the Asset Purchase
         Agreement are hereby incorporated by reference. Such Exhibits have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

99.1     Text of Press Release of Healthcare Recoveries, Inc., dated January 4,
         1999 (incorporated herein by reference to Exhibit 99.1 of HRI's Current
         Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 1999).

99.2     Text of Press Release of Healthcare Recoveries, Inc., dated January 25,
         1999.


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